UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   May 20, 2008

                                   Cosi, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

   Delaware                        000-50052                      06-1393745
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(State or Other             (Commission File Number)             (IRS Employer
Jurisdiction of                                                  Identification
Incorporation)                                                         No.)

1751 Lake Cook Road, 6th Floor; Deerfield, Illinois                60015
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(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (847) 597-8800


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          (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.

      On May 20, 2008, James Hyatt, President and Chief Executive Officer of Cosi, Inc. (the "Company"), and William Koziel, Chief Financial Officer of the Company, will give a presentation at the Avondale Consumer Conference at the Millennium Broadway in New York at 8:00 AM EDT. The text of the slides used during the presentation is furnished as Exhibit 99.1, attached hereto.

Item 9.01 (c).    Exhibits.

     99.1 Slides from the management presentation at the Avondale Consumer Conference.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Cosi, Inc.

Date:  May 20, 2008

                                        By: /s/ William Koziel
                                           -------------------------------------
                                        Name: William Koziel
                                        Title: Chief Financial Officer

                                  EXHIBIT INDEX

                                                                   Paper (P) or
Exhibit No.                        Description                    Electronic (E)
------------  --------------------------------------------------  --------------
   99.1       Slides from the management presentation at the            E
              Avondale Consumer Conference.